                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                  May 15, 2003

                              GOVERNMENT TRUSTS 3-C
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

            33-30048                          36-6193824
          ---------------                   ------------
          (Commission File Number)          (IRS Employer I.D. No.)

         Bank One Trust Company, NA (formerly The First National Bank of
                                Chicago), Trustee
  9/th/ Floor, Suite IL1-0126, One North State Street, Chicago, Illinois 60670
  ----------------------------------------------------------------------------
               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (312) 407-2797

Item 5.   Other Events

Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 3-C, dated May 15, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                        GOVERNMENT TRUST CERTIFICATES

                                 By: Bank One Trust Company, NA
                                     --------------------------
                                 (formerly The First National Bank of
                                 Chicago)
                                 Not in its individual capacity but solely as
                                 Trustee on behalf of the Trusts 3-C.

                        By:  /s/ Joan E. Blume
                            -----------------------------------
                                 Joan E. Blume
                                 Trust Officer

  Date:  as of May 15, 2003

                                                  Suite IL1-0540
                                                  One Bank One Plaza
                                                  Chicago, IL 60670-0540
                                                  1-800-524-9472

                                                        May 15, 2003

To The Holders of
Government Trust Certificates
Zero Coupon Class 3-C

In accordance with Section 4.1 of the Declaration of Trust ("Trust"), Bank One Trust Company, NA (formerly The First National Bank of Chicago), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the May 15, 2003 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of Class 3-C
     Certificates: $14,923,176.80.

2. The Principal Balance of the Class 3-C Note after the May 3, 2003 Note Payment Date: $298,915,945.82.

3.   The Deficient amount of the Note Payment: $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Joan E. Blume, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate.

                                           /s/ Joan E. Blume
                                     -------------------------------------------
                                               Joan E. Blume
                                               Assistant Vice President

                                     For Bank One Trust Company, NA (formerly
                                     The First National Bank of Chicago), as
                                     Trustee and not in its individual capacity.